BRIDGE
CAPITAL
HOLDINGS


BRIDGE BANK



Investor Update

March 2010

Daniel P. Myers
President
Chief Executive Officer

Thomas A. Sa
Executive Vice President
Chief Financial Officer
Chief Strategy Officer

BRIDGE CAPITAL HOLDINGS
NASDAQ: BBNK
BRIDGECAPITALHOLDINGS.COM

BRIDGE CAPITAL HOLDINGS

Forward Looking Statements

Certain matters discussed herein constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and are subject to the safe harbors created by that Act. Forward-looking statements describe future plans, strategies, and expectations, and are based on currently available information, expectations, assumptions, projections, and management's judgment about the Bank, the banking industry and general economic conditions. These forward looking statements are subject to certain risks and uncertainties that could cause the actual results, performance or achievements to differ materially from those expressed, suggested or implied by the forward looking statements. These risks and uncertainties include, but are not limited to: (1) competitive pressures in the banking industry; (2) changes in interest rate environment; (3) general economic conditions, nationally, regionally, and in operating markets; (4) changes in the regulatory environment; (5) changes in business conditions and inflation; (6) changes in securities markets; (7) future credit loss experience; (8) the ability to satisfy requirements related to the Sarbanes-Oxley Act and other regulation on internal control; (9) civil disturbances or terrorist threats or acts, or apprehension about the possible future occurrences of acts of this type; and (10) the involvement of the United States in war or other hostilities. The reader should refer to the more complete discussion of such risks in Bridge Capital Holdings reports on Forms 10-K and 10-Q on file with the SEC.

Why Are We Different?

BRIDGE BANK

A business banking franchise that is the

Professional Business Bank of Choice

for small and middle market companies, and emerging technology businesses in the markets we serve

- Business banking focus
- True business line diversification
  - commercial/industrial • technology • structured finance • cash management • international trade services • CRE/construction
- Positioned to endure economic cycle
- Solid core business despite significant headwinds
- Early & proactive risk recognition and management

BRIDGE CAPITAL HOLDINGS

Bridge Bank Franchise

- Funding-driven approach to building the business
- Experienced board and management
- Disciplined execution of our business plan
  - No subprime, GSE, CDO, SIV exposure
  - Reduced exposure to CRE, construction and land
- Full range of corporate banking products delivered through experienced advisors
- Unique & effective use of banking technology
- Attractive Silicon Valley market and other expansion opportunities
- Ranked No. 1 for largest non-real estate C&I portfolio [1]

[1] American Banker Magazine, American Bankers Association, Published January 29, 2010; Independent banks with less than $1 billion of assets.

Core Market


California

REGIONAL OFFICES
- San Jose (Main)
- Palo Alto (branch)
- East Bay (C&I)

TECH BUSINESS OFFICES
- San Francisco
- Orange County
- Dallas, TX
- Reston, VA

Core Region – Silicon Valley*

- San Jose 10th largest US city[1]
- 5 million regional population
- Second highest median family and per capita incomes in US[2]
- $107b deposit market[3]
- Largest concentration of technology company formation and finance in the world[1]
- Silicon Valley represents 40% of US venture capital investment ($7.0b 2009)[4]

*:Silicon Valley Region = Santa Clara, San Mateo, San Francisco, and Alameda Counties

[1] San Jose/Silicon Valley Chamber of Commerce December 2009

[2] US Census/HUD CRA/HMDA Report 2009

[3] FDIC data at June 30, 2009

[4] National Venture Capital Association/PricewaterhouseCoopers Money Tree Survey

Significant Market Opportunity

Silicon Valley Region
Deposits: $107.0b



% Deposits
Santa Clara,
San Mateo,
Alameda
Counties
30%
25%
20%
15%
10%
5%
0%
24.98%
24.93%
7.78%
7.00%
6.62%
3.80%
3.24%
2.84%
2.75%
1.31%
0.96%
0.66%
BofA
Wells
Chase
Citibank
SVB
Comerica
B of West
US Bank
Union
UCBH
Heritage
Bridge Bank

Adjusted to reflect roll-ups of WAMU to Chase, Wachovia to WFB, and Merrill to BofA

Source: FDIC; as of June 30, 2009

BRIDGE CAPITAL HOLDINGS

Effective Value Proposition

Highly **EXPERIENCED** credentialed and disciplined **BANKERS**

Competitive **PRODUCTS** and **SERVICES** through channel partner relationships

SIMPLIFIED customer experience. **SOPHISTICATED** business banking.

Outsourced **BANKING TECHNOLOGY** comparable to large national mega banks

Growth in a Tough Environment



Average Total Assets ($M)
$465.9
$606.5
$750.5
$832.0
$868.2
2005
2006
2007
2008
2009

- 12.7% 3 Yr CAGR
- Core deposit driven
- Purely organic growth

Focus on Core Funding Sources



Deposit Mix
$ millions (EOP)
$800
$600
$400
$200
$-
39.6%
30.8%
29.6%
34.1%
47.3%
2005
2006
2007
2008
2009
Noninterest-bearing demand
Interest-bearing demand
Money market and savings
Certifcates of deposit

- 90% Core Deposits

Diversification of Lending Activity

$576 Million
@ 12-31-09

Loan Mix as of 12/31/09



Peer Average*
Non-Real Estate % of Total Loans – 21%*
100%
80%
60%
40%
20%
0%
2005
2006
2007
2008
2009
55%
non-real estate
C&I
Tech
ABL/F
SBA
Other
CRE
Land
Construction

* SNL Data: US Public Banks Total Assets $0.5B to $1.5M as of December 31, 2009

BRIDGE CAPITAL HOLDINGS

Ranked #1 for Largest C&I Portfolio

(Non-Real Estate)

Community Banks with Largest C&I Loan Portfolios

On Sept. 30, 2009. Dollars in thousands
Published January 29, 2010

Rank		Commercial and industrial loans			Total loans and leases
		Sept. 30	Year earlier	Change	
1	Bridge Bank San Jose	$295,448	$335,548	-12.0%	$572,176
2	Park Bank Milwaukee	270,640	247,030	9.6	674,028
3	Main Street Bank Kingwood, Texas	240,275	84,748	183.5	384,153
4	Sovereign Bank Dallas	221,241	228,929	-3.4	560,468
5	State Bank of India California Los Angeles	205,476	150,945	36.1	600,093
6	Park Cities Bank Dallas	202,685	211,973	-4.4	677,905
7	Atlantic Capital Bank Atlanta	200,310	144,600	38.5	554,059
8	Bank of Tampa	192,260	186,260	3.2	673,503
9	MidSouth Bank Lafayette, La.	186,683	174,820	6.8	588,834
10	Bank of the West El Paso	180,554	160,671	12.4	545,131
11	Citywide Banks Aurora, Colo.	174,430	178,946	-2.5	614,454
12	Alliance Bank St. Paul	174,079	196,760	-11.5	592,283
13	Northrim Bank Anchorage	169,217	189,896	-10.9	674,191
14	Alerus Financial Grand Forks, N.D.	169,184	182,971	-7.5	541,398
15	Heritage Oaks Bank Paso Robles, Calif.	166,618	151,323	10.1	716,010
16	River Valley Bank Wausau, Wis.	165,380	169,532	-2.4	752,190
17	LibertyBank Eugene, Ore.	163,658	189,222	-13.5	683,344
18	North Side Bank and Trust Co. Cincinnati	158,575	141,684	11.9	371,750
19	Salin Bank and Trust Co. Indianapolis	158,388	157,563	0.5	608,153
20	Pacific City Bank Los Angeles	156,971	177,606	-11.6	499,381
21	Tower Bank and Trust Co. Fort Wayne, Ind.	156,560	161,087	-2.8	537,462
22	Crown Bank Edina, Minn.	155,920	139,113	12.1	246,139
23	Bank of Whitman Colfax, Wash.	152,387	118,066	29.1	675,629
24	Leaders Bank Oak Brook, Ill.	151,591	151,045	0.4	592,614
25	Chesapeake Bank Kilmarnock, Va.	150,546	126,895	18.6	395,162

Source: American Banker magazine, American Bankers Association, Independent banks with less than $1 billion of assets.

Loan Portfolio Breakdown

BBNK RE = 45% (55% Non-RE)

Peer* RE = 79% (21% Non-RE)



Tech
18%
C&I- non RE
26%
Construction
4%
Land
2%
CRE
22%
Other
5%
SBA
12%
ABL/F
12%

*US Public Banks $500M-$1.5B TA; SNL

BRIDGE CAPITAL HOLDINGS

Const & Land Breakdown (6%)

Const Reduced 79.9%*

Land Reduced 78.3%*

Total Loan Portfolio



Land
(% of Total Loans)
(2%)


Commercial, 0.7%
Residential land 5+, 0.5%
Residential land 1-4, 1.1%

Construction
(% of Total Loans)
(4%)


Commercial 5+, 0.9%
Residential 1-4, 1.0%
Commercial 1-4, 0.3%
Residential 5+, 1.3%

* = Amount of Commitments Reduced from June 30, 2008 to December 31, 2009

All percentages stated as percent of total loan portfolio

BRIDGE CAPITAL HOLDINGS

CRE Breakdown (22%)

	Current	@ origination
LTV =	56%*	41%**
DSC =	1.48x*	1.66x**
CAP =	7.4%*	6.5**

34% = Owner Occupied (clients)

66% = Investor (clients)



Com, Other
4.8%
Com, Retail
5.9%
Cons, 1-4 SFR
1.7%
Cons, 5+ Multi
0.9%
Ag
1.1%
Com, Industrial
3.8%
Com, Light Ind
1.2%
Com, Office
2.1%

*= LTV, DSR, CAP = CRE portfolio averages; 72% of portfolio reviewed <= 6-30-09

** = LTV, DSR, CAP = CRE portfolio averages at loan originations

High Quality Business



Net Interest Margin
8%
7%
6%
5%
4%
3%
2%
1%
0%
2005
2006
2007
2008
2009
Peer*
Average
3.49%
BBNK
BAC
WFC
CMA
SIVB
HTBK

= *US Public Banks $500M-$1.5B TA; SNL

BRIDGE CAPITAL HOLDINGS

Strategies for Managing Through the Credit Cycle

2008

- **Proactive credit risk recognition and management driven by key operating philosophies**
  - **'Early Action – Early Out'**
  - **'First Loss – Best Loss'**
- **Supplemented capital for endurance and opportunity**
  - **$30 M private capital raise**
  - **Accepted $23.8 M UST CPP capital**
- **Substantially increased ALLL (doubled in 2008)**

2009

- **Enhanced credit risk analytics, SAG, ERM**
- **Recognized conservative marks on NPA's**
- **Aggressive disposition of problem assets**
- **80% reduction in CRE / L&C exposures**

Signs of Credit Quality Improvement



6%
5%
4%
3%
2%
1%
0%
2.81%
2.36%
2.25%
1.78%
3.76%
3.21%
4.47%
3.55%
4.84%
3.84%
2.95%
2.79%
Q3 '08
Q4 '08
Q1 '09
Q2 '09
Q3 '09
Q4 '09
NPL/Total Loans
NPA/Total Assets

BRIDGE CAPITAL HOLDINGS

Reserves Remain High While Credit Losses Trend Lower


NCO/Total Loans (Annualized)
ALLLR/Loans
10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Q3 08
Q4 08
Q1 09
Q2 09
Q3 09
Q4 09
Peer Average*
ALLL/Loans = 1.86%
2.78%

* = SNL Data: US Public Banks Total Assets $0.5B to $1.5M as of December 31, 2009

Capital for Endurance & Opportunity


@12-31-09
20%
16%
12%
8%
4%
TCE**
Leverage
Tier 1 RBC
Total RBC
BBNK
Peers*
Pro-forma**

	BBNK	Peer
Tangible common equity ratio	6.49%	8.05%
~ Pro-forma TCE Ratio**	10.12% **	
Leverage	12.53%	9.45%
Tier 1 capital ratio	15.26%	12.52%
Total risk based capital	19.45%	14.09%

*Peer = US Public Banks $500M-$1.5B TA; SNL

** = With $30M private preferred converted to common equity

BRIDGE CAPITAL HOLDINGS

Q4 2009 Summary

- Operating profit of $1.4 million or $0.05/share
- Improving credit quality
  - NPAs declined to 2.79% from 3.84% in Q3
  - NCOs remained stable at 0.31%
- NIM expanded to 4.68% from 4.38% in Q3
- Improving loan demand
- Continued strong growth in core deposits

Potential Tailwinds Ahead…

- Utilization rates on LOC at low ebb
  - Have continued to add new commitments
  - Utilization currently in the range of 30-35%
  - As economy improves rate could move above 50%
- Natural asset-sensitivity
  - Positioned for rising rate environment
  - Ready funding source for increased loan demand
- Lower levels of credit stress
  - Potential significant recoveries
  - Normalizing of workout costs

BRIDGE CAPITAL HOLDINGS

Investment Summary

- Improving fundamentals provide strong foundation for increasing profitability
  - Growing core deposit franchise
  - Increasing loan demand
  - Improved operating leverage
  - Expanding net interest margin
- Improving credit quality with minimal exposure to CRE
- Strong capital position provides opportunity to pursue attractive growth opportunities in our markets
- Increasing presence in market with attractive long-term growth potential

BRIDGE CAPITAL HOLDINGS

Thank You / Q & A


A Solid Foundation
builds a solid future.
Unlike Wall Street investment banks, Bridge Bank is
locally founded, locally funded, and locally managed.
Bridge Bank is here for you today... and here for you tomorrow.
BRIDGE BANK
THE SMARTER CHOICE IN BUSINESS BANKING
SAN JOSE • PALO ALTO SILICON VALLEY • EAST BAY
SAN FRANCISCO • ORANGE COUNTY • DALLAS, TX • RESTON, VA
WWW.BRIDGEBANK.COM


Stimulus Packages
for your business
Your SBA Preferred Lender and SBA financing specialist since 2002.
Build your business with a low fee SBA loan from Bridge Bank.
Bridge Bank is here for you today... and here for you tomorrow.
BRIDGE BANK
THE SMARTER CHOICE IN BUSINESS BANKING
SAN JOSE • PALO ALTO SILICON VALLEY • EAST BAY
SAN FRANCISCO • ORANGE COUNTY • DALLAS, TX • RESTON, VA
WWW.BRIDGEBANK.COM

Appendix

REFERENCE DATA

Revenue

($ Thousands)



Net interest income
Non-interest income
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$2,663
$9,898
$3,855
$16,561
$4,197
$27,503
$3,837
$38,691
$6,713
$47,585
$9,971
$44,865
$10,312
$37,809
2003
2004
2005
2006
2007
2008
2009

Pre-tax, Pre-provision Operating Income



$000's
$2,348
$6,820
$11,719
$15,249
$20,724
$18,518
$10,050
2003
2004
2005
2006
2007
2008
2009

Net Income & EPS

($000, except per diluted share amounts)



EPS
$1,505
$0.24
$3,037
$0.46
$5,725
$0.85
$8,634
$1.27
$10,866
$1.57
-$1.15
-$7,341
$1,405
$0.05
Preferred Dividends
2003
2004
2005
2006
2007
2008
2009

Excludes Recognition of Deferred Tax Asset of $1.9M in FY 2003

CONSTRUCTION AND LAND OUTSTANDING AS A % OF REGULATORY CAPITAL

In ($MM's)



$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
200.0%
180.0%
160.0%
140.0%
120.0%
100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
181.5%
176.7%
110.1%
100.4%
80.9%
72.8%
66.1%
56.6%
45.2%
40.5%
27.9%
$58.9
$41.1
$22.8
$19.4
$14.2
$13.7
$13.3
$13.5
$14.8
$13.3
$12.8
$102.3
$101.0
$105.3
$97.8
$79.7
$70.8
$63.5
$52.9
$38.2
$34.1
$20.6
Regulatory Threshold 100%
Jun-08
Sep-08
Dec-08
Mar-09
Jun-09
Jul-09
Aug-09
Sep-09
Oct-09
Nov-09
Dec-09
% of Regulatory Capital
Land
Construction

TOTAL CRE OUTSTANDING AS A % OF REGULATORY CAPITAL

In ($MM's)



Regulatory Threshold 300%
$240
$210
$180
$150
$120
$90
$60
$30
$0
300.0%
270.0%
240.0%
210.0%
180.0%
150.0%
120.0%
90.0%
60.0%
30.0%
0.0%
Jun-08
Sep-08
Dec-08
Mar-09
Jun-09
Jul-09
Aug-09
Sep-09
Oct-09
Nov-09
Dec-09
269.3%
263.3%
173.9%
158.5%
142.1%
132.2%
124.8%
112.3%
100.8%
102.7%
101.0%
$58.9
$41.1
$22.8
$19.4
$14.2
$13.7
$13.3
$13.5
$14.8
$13.3
$12.8
$102.3
$101.0
$105.3
$97.8
$79.7
$70.8
$63.5
$52.9
$38.2
$34.1
$20.6
$78.0
$69.7
$74.3
$67.8
$71.0
$69.0
$68.1
$65.3
$65.2
$72.9
$87.4
% of Regulatory Capital
Land
Construction
Other CRE

Capital for Endurance and Opportunity



$130,000
$110,000
$90,000
$70,000
$50,000
$30,000
$10,000
$(10,000)
2001
2002
2003
2004
2005
2006
2007
2008
2009
Trust Preferred
UST CPP Preferred
Private Preferred
Retained Earnings
Common Stock